Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the combination by a merger and related transactions (the “Merger”) of FS Investment Corporation (“FSIC”) and Corporate Capital Trust, Inc. (“CCT”) been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, share repurchases and other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed consolidated financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed consolidated financial information involves estimates, is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the Merger. Following the consummation of the Merger, FSIC, as the surviving company, was renamed FS KKR Capital Corp. (“FSK”).

FS KKR Capital Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statements of Assets and Liabilities

As of September 30, 2018

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments		Pro Forma FS KKR Capital Corp. Combined	Post Merger Markup of Investments to Fair Value		Adjusted Combined FS KKR Capital Corp.
Assets and Liabilities Data:
Investments, at fair value	$3,537,252	$4,116,271	$(711,394	)(A)	$6,942,129	$711,394	(A)	$7,653,523
Cash and cash equivalents	99,965	158,744	(18,922	)(B)	239,787			239,787
Other assets	61,454	96,099	(21,937	)(A)	135,616			135,616

Total assets	3,698,671	4,371,114	(752,253)		7,317,532	711,394		8,028,926
Debt	1,550,315	1,820,493	3,733	(A)	3,374,541			3,374,541
Other liabilities	81,495	137,143	—		218,638			218,638

Total liabilities	1,631,810	1,957,636	3,733		3,593,179			3,593,179
Stockholders’ equity	2,066,861	2,413,478	(755,986)		3,724,353	711,394		4,435,747

Total liabilities and stockholders’ equity	$3,698,671	$4,371,114	$(752,253)		$7,317,532	$711,394		$8,028,926

Total shares outstanding	239,154,069	124,119,644	292,326,586	(C)	531,480,655			531,480,655

Net assets per share	$8.64	$19.44			$7.01			$8.35

See notes to pro forma condensed consolidated financial statements.

FS KKR Capital Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2018

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments		Pro Forma FS KKR Capital Corp. Combined
Performance Data:
Interest, PIK and dividend income	$281,304	$300,500	$—		$581,804
Fee income	9,808	6,767	—		16,575

Total investment income	291,112	307,267	—		598,379
Interest and credit facility fees	61,506	65,749			127,255
Base management fees	47,426	46,595	(4,932	)(D)	89,089
Income based incentive fees	22,905	35,029			57,934
Capital gains incentive fees	—	—	—		—
Other expenses	9,467	16,828	(3,689	)(E)	22,606

Operating expenses	141,304	164,201	(8,621)		296,884

Management fee waiver	(2,776)	—	2,776	(D)	—
Net expenses	138,528	164,201			296,884

Net investment income before taxes	152,584	143,066	5,845		301,495
Income tax expense (benefit)	—	366			366

Net investment income	152,584	142,700	5,845		301,129
Net realized gains	56,307	(44,934)			11,373
Net change in unrealized gains (losses)	(238,644)	44,625			(194,019)

Total net realized and unrealized gains (losses)	(182,337)	(309)			(182,646)

Net increase (decrease) in net assets resulting from operations	$(29,753)	$142,391	$5,845		$118,483

Weighted average shares outstanding	242,647,216	125,761,583			534,973,802

Earnings per share	$(0.12)	$1.13			$0.22

Net investment income per share	$0.63	$1.13			$0.56

See notes to pro forma condensed consolidated financial statements.

FS KKR Capital Corp. and Subsidiaries

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

Unaudited

(in thousands, except share and per share data)

	Actual FS Investment Corporation	Actual Corporate Capital Trust	Pro Forma Adjustments		Pro Forma FS KKR Capital Corp. Combined
Performance Data:
Interest, PIK and dividend income	$375,295	$379,880	$—		$755,175
Fee income	44,016	17,829	—		61,845

Total investment income	419,311	397,709			817,020
Interest and credit facility fees	79,145	65,501			144,646
Base management fees	72,797	80,676	(30,989	)(D)	122,484
Income based incentive fees	50,297	16,139			66,436
Capital gains incentive fees	—	—			—
Other expenses	10,629	24,436	(8,052	)(E)	27,013

Operating expenses	212,868	186,752	(39,041)		360,579

Management fee waiver	(2,575)	—	2,575	(D)	—
Net expenses	210,293	186,752			360,579

Net investment income before taxes	209,018	210,957	36,466		456,441
Income tax expense (benefit)	5,259	658			5,917

Net investment income	203,759	210,299	36,466		450,524
Net realized gains	(142,543)	(79,259)			(221,802)
Net change in unrealized gains (losses)	120,771	43,090			163,861

Total net realized and unrealized gains (losses)	(21,772)	(36,169)			(57,941)

Net increase (decrease) in net assets resulting from operations	$181,987	$174,130	$36,466		$392,583

Weighted average shares outstanding	245,270,969	136,715,587			518,497,002

Earnings per share	$0.74	$1.27			$0.76

Net investment income per share	$0.83	$1.54			$0.87

See notes to pro forma condensed consolidated financial statements.

FS KKR Capital Corp. and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements

Unaudited

(In thousands, except share and per share data unless otherwise stated)

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated financial information related to the Merger is included as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017.

On July 22, 2018, FSIC, CCT, IC Acquisition, Inc., a wholly owned subsidiary of FSIC (“Merger Sub”), and FS/KKR Advisor, LLC (the “Adviser”) entered into an Agreement and Plan of Merger, dated as of July 22, 2018 (the “Merger Agreement”). The pro forma adjustments included herein reflect the conversion of shares of CCT common stock, $0.001 par value per share (“CCT Common Stock”), into shares of FSIC common stock, $0.001 par value per share (“FSIC Common Stock”), using the final exchange ratio as of December 17, 2018 of 2.3552 shares of FSIC Common Stock for each of the 124.1 million shares of CCT Common Stock outstanding as of September 30, 2018.

For the purposes of the pro forma condensed consolidated financial statements, the purchase price is $1.7 billion in stock consideration which is based upon a price of $5.67 per share of FSIC Common Stock as of December 14, 2018 multiplied by the 292,326,586 shares issued upon completion of the Merger (prior to giving effect to any cash paid in lieu of fractional shares).

The merger of Merger Sub with and into CCT will be accounted for as an asset acquisition of CCT by FSIC in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. The fair value of the merger consideration paid by FSIC is allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and will not give rise to goodwill. As indicated in Note 3 below regarding the preliminary pro forma purchase price allocation calculated as of September 30, 2018, the estimated fair value of the net assets acquired on a pro forma basis exceeds the estimated fair value of the merger consideration paid by FSIC.

In applying the asset acquisition method of accounting, FSIC uses a cost approach to allocate the cost of the assets purchased against the assets being acquired. The cost of the acquisition is determined to be the fair value of the consideration given or the fair value of the assets acquired, whichever is more clearly evident. FSIC determined that the fair value of the shares of FSIC Common Stock be issued pursuant to the Merger Agreement based on FSIC’s most recent traded price on the New York Stock Exchange to be the most evident and used this value as the cost of the transaction.

As discussed below, FSIC allocated $3,405 million cost to the CCT investments assumed which was $711 million below their fair market value as of September 30, 2018. Immediately upon consummation of the Merger, CCT’s investments initially recognized based on cost under the purchase price allocation process will be revalued to their respective fair values under Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”). As such, no dilution to stockholders will result from the application of the asset acquisition method of accounting by allocating a portion of the purchase price against the value of CCT’s investments. Further, the appreciation of investments resulting from the subsequent write-up will not have an impact on the reported performance of FSIC or the incentive fees accrued and/or paid by FSIC.

FSIC’s financial statements include its accounts and the accounts of all its consolidated subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates: The preparation of the unaudited pro forma condensed consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Valuation of Portfolio Investments: FSIC determines the net asset value of its investment portfolio each quarter. Securities are valued at fair value as determined in good faith by the board of directors of FSIC (the “FSIC Board”). In connection with that determination, the Adviser provides the FSIC Board with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by independent third-party valuation services.

ASC Topic 820 issued by the Financial Accounting Standards Board clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The fair values of FSIC’s investments are determined in good faith by the FSIC Board. The FSIC Board is responsible for the valuation of FSIC’s portfolio investments at fair value as determined in good faith pursuant to FSIC’s valuation policy and consistently applied valuation process. The FSIC Board has delegated day-to-day responsibility for implementing its valuation policy to the Adviser’s management team, and has authorized the Adviser’s management team to utilize independent third-party valuation and pricing services that have been approved by the FSIC Board. The valuation committee of the FSIC Board is responsible for overseeing the Adviser’s implementation of the valuation process.

Income Taxes: FSIC has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). To qualify for and maintain qualification as a RIC, FSIC must, among other things, meet certain source-of-income and asset diversification requirements, as well as distribute to its stockholders, for each tax year, at least 90% of its “investment company taxable income,” which is generally FSIC’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, determined without regard to any deduction for distributions paid. As a RIC, FSIC will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. FSIC intends to make distributions in an amount sufficient to qualify for and maintain its RIC tax status each tax year and to not pay any U.S. federal income taxes on income so distributed. FSIC is also subject to nondeductible federal excise taxes if it does not distribute in respect of each calendar year an amount at least equal to the sum of 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Transaction Costs: Both FSIC and CCT incur direct transaction costs resulting from the Merger. FSIC, as the acquirer in an asset acquisition, will capitalize its transaction costs and such costs will be reflected as an adjustment to the purchase price of CCT. CCT will expense its transaction costs as incurred.

FSIC incurred $7,465 in transaction costs, which have been capitalized for the purposes of the purchase price allocation and will be reflected in the discount to the price of the assets purchased. FSIC incurred $3,422 of such costs during the nine months ended September 30, 2018. CCT incurred $8,274 in estimated transaction costs, of which $6,299 were incurred during the nine months ended September 30, 2018. Remaining estimated costs of $1,975 for CCT and $4,043 for FSIC are presented as pro forma adjustments to cash on the pro forma balance sheet.

2. FINAL EXCHANGE RATIO

Pursuant to the terms of the Merger Agreement, the exchange ratio was based on the net asset values (“NAV”) of FSIC and CCT within two business days of the closing (the “Determination Date”). The calculation of the exchange ratio is as follows:

Final Exchange Ratio
CCT net asset per share as of Determination Date	$18.66
FSIC net asset per share as of Determination Date	$7.92

Merger exchange ratio	2.3552
(x) CCT shares outstanding	124,119,644

Shares issued to CCT shareholders	292,326,586

FSIC shares oustanding	239,154,069
Shares issued to CCT shareholders	292,326,586

FSK shares outstanding	531,480,655

Changes in the respective Stockholders’ equity for FSIC and CCT from September 30, 2018 through the Determination Date are as follows:

	FS Investment Corporation	Corporate Capital Trust	Combined FS KKR Capital Corp.
Stockholders equity as of September 30, 2018	$2,066,861	$2,413,478	$4,480,339

Roll forward adjustments to Determination Date:
Net investment income	38,943	46,796	85,739
Net realized and unrealized gains	(137,105)	(81,355)	(218,460)
Distributions	(66,963)	(62,800)	(129,763)
Capitalized merger costs	(7,465)	—	(7,465)
Unaccrued merger costs	—	(654)	(654)

Total adjustments	(172,590)	(98,013)	(270,603)

Stockholders equity as of Determination Date	$1,894,271	$2,315,465	$4,209,736

Shares outstanding	239,154,069	124,119,644	531,480,655
Net asset per share as of Determination Date	$7.92	$18.66	$7.92

•

Net investment income: $38,943 and $46,796 for FSIC and CCT, respectively, reflecting net investment income accruals through December 17, 2018. FSIC net investment income excludes any accrual for subordinated income incentive fee due to the impact of the incentive fee cap.

•

Net realized and unrealized gains: FSIC’s net realized and unrealized loss of $137,105 for the period from October 1, 2018 to the Determination Date were primarily due to a combination of portfolio company performance and changes in market-derived valuation inputs including loan spreads, of which $71,068 of the net unrealized loss was due to FSIC’s investment in Thermasys. CCT’s net realized and unrealized loss of $81,355 for the period from October 1, 2018 to the Determination Date were primarily attributable to unrealized reductions in the fair market value of investments in the portfolio resulting from changes in market-derived valuation inputs including loan spreads.

•

Distributions: $66,963 and $62,800 for FSIC and CCT, respectively, reflecting FSIC’s regular $0.19 per share cash distribution and $0.09 per share special cash distribution announced on November 7, 2018 and CCT’s $0.506 special cash distribution announced on December 19, 2018.

•

Capitalized and unaccrued merger costs: $(7,465) and $(654) for FSIC and CCT, respectively, reflecting previously capitalized and projected unpaid transaction costs for FSIC and unaccrued transaction expenses for CCT.

The table above reflects the combination of Stockholders’ equity of FSIC and CCT as of September 30, 2018, and reconciles subsequent changes in Stockholders’ equity through the Determination Date, and does not reflect required adjustments for pro forma financial statements. Such pro forma adjustments are reflected in the Pro Forma Condensed Consolidated Statements of Assets and Liabilities above.

3. PRELIMINARY PURCHASE ACCOUNTING ALLOCATIONS

The unaudited pro forma condensed consolidated financial information includes the unaudited pro forma condensed consolidated balance sheet as of September 30, 2018 assuming the Merger had been completed on September 30, 2018. The unaudited pro forma condensed consolidated income statements for the nine months ended September 30, 2018 and for the year ended December 31, 2017 were prepared assuming the Merger had been completed on December 31, 2016.

The unaudited pro forma condensed consolidated financial information reflects the issuance of approximately 292.3 million shares of FSIC Common Stock pursuant to the Merger Agreement (prior to giving effect to any cash paid in lieu of fractional shares).

The merger of Merger Sub with and into CCT will be accounted for using the asset acquisition method of accounting. Accordingly, the merger consideration paid by FSIC in connection with the Merger will be allocated to the acquired assets and assumed liabilities of CCT at their relative fair values estimated by FSIC as of the effective date. The excess fair value of the net assets acquired over the fair value of the merger consideration paid by FSIC is allocated against the assets acquired and liabilities assumed of CCT by FSIC. Accordingly, the pro forma purchase price has been allocated to the assets acquired and the liabilities assumed based on FSIC’s estimate of relative fair values as summarized in the following table:

	Corporate Capital Trust September 30, 2018	Pro Forma Adjustments	Pro Forma September 30, 2018
Common stock issued			$1,664,957

Total purchase price			$1,664,957

Assets acquired:
Investments, at fair value	$4,116,271	$(711,394)	$3,404,877
Cash and cash equivalents	158,744	(14,879)	143,865
Other assets	96,099	(18,515)	77,584

Total assets acquired	$4,371,114	$(744,788)	$3,626,326
Debt	1,820,493	3,733	1,824,226
Other liabilities assumed	137,143	—	137,143

Net assets acquired	$2,413,478	$(748,521)	$1,664,957

4. PRELIMINARY PRO FORMA ADJUSTMENTS

(A) Represents the fair value of the consideration paid by FSIC allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition, under the application of the asset acquisition method of accounting. Adjustments of $22,248 to other assets and debt relate to the allocation of the purchase price against unamortized deferred costs associated with CCT’s debt facilities and capitalized deferred merger costs paid as of September 30, 2018 of $3,422 for FSIC. The remaining $711,394 relates to the pro rata allocation of the remaining purchase price discount against the fair value of CCT’s investments. Immediately following the Merger, the value of such investments will be written back up to their respective fair values under ASC 820, and as a result, no dilution to stockholders will result from allocation of the purchase price against CCT’s investments under the asset acquisition method of accounting.

(B) The pro forma adjustment to cash reflects the $12,904 excess of the final CCT distribution payable following the closing of the Merger above CCT’s ordinary quarterly distribution to distribute CCT’s estimated undistributed taxable income and net realized gains, as well as remaining estimated unpaid transaction costs as of September 30, 2018 of $4,043 and $1,975 for FSIC and CCT, respectively. The pro forma adjustment to other assets reflects capitalized deferred merger costs paid as of September 30, 2018 of $3,422 for FSIC.

(C) Shares of FSIC Common Stock issued to CCT stockholders based on the final exchange ratio calculated as of December 17, 2018 of 2.3552 shares of FSIC Common Stock for each share of CCT Common Stock.

(D) In conjunction with the Merger, FSIC intends to enter into a new Investment Advisory Agreement (the “Proposed Advisory Agreement”). Under the Proposed Advisory Agreement, FSIC will accrue a management fee based on 1.50% of its gross assets, excluding cash and cash equivalents. The pro forma adjustments to the respective statements of operations for the quarter ended September 30, 2018 and year ended December 31, 2017 reflects the Proposed Advisory Agreement had it been in place effective December 31, 2016.

(E) Pro forma adjustment reflects impact of the Merger on administrative services costs, accounting and custody fees, audit fees and directors costs directly attributable to the Merger.

FS KKR Capital Corp. and Subsidiaries

Pro Forma Schedule of Investments

Unaudited

As of September 30, 2018

(Dollar Amounts in Thousands)

					FS Investment Corporation		Corporate Capital Trust, Inc.		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Senior Secured Loans—First Lien
5 Arch Income Fund 2, LLC	Diversified Financials	9.00%		11/18/21	$46,354	$46,310			$46,354	$46,310
5 Arch Income Fund 2, LLC	Diversified Financials	9.00%		11/18/21	31,290	31,290			31,290	31,290
A.P. Plasman Inc.	Capital Goods	L+950	1.00%	12/29/19	191,340	177,732			191,340	177,732
A10 Capital, LLC	Diversified Financials	L+650	1.00%	5/1/23			$29,731	$29,879	29,731	29,879
Abaco Systems, Inc.	Capital Goods	L+500	1.00%	12/7/21			60,341	60,836	60,341	60,836
ABB CONCISE Optical Group, LLC	Retailing	L+500	1.00%	6/15/23			13,124	13,168	13,124	13,168
Accuride Corp.	Capital Goods	L+525	1.00%	11/17/23			17,859	18,386	17,859	18,386
Acosta Holdco, Inc.	Commercial & Professional Services	L+325	1.00%	9/26/21			17,669	14,408	17,669	14,408
Advanced Lighting Technologies, Inc.(4)	Materials	L+750	1.00%	10/4/22	17,466	20,230			17,466	20,230
Advantage Sales & Marketing, Inc.	Commercial & Professional Services	L+325	1.00%	7/23/21			14,227	13,955	14,227	13,955
AG Group Merger Sub, Inc.	Commercial & Professional Services	L+750	1.00%	12/29/23	87,486	87,923			87,486	87,923
Agro Merchants Global, LP	Transportation	L+375	1.00%	12/6/24			694	703	694	703
Aleris International, Inc.	Materials	L+475		2/27/23			3,372	3,472	3,372	3,472
Alion Science & Technology Corp.	Capital Goods	L+450	1.00%	8/19/21			2,715	2,735	2,715	2,735
All Systems Holding LLC	Commercial & Professional Services	L+767	1.00%	10/31/23	52,811	53,339			52,811	53,339
AltEn, LLC(3)(4)	Energy	L+400 (L+400 Max PIK)		9/12/21			2,691	2,691	2,691	2,691
Altus Power America, Inc.	Energy	L+750	1.50%	9/30/21	3,110	3,016			3,110	3,016
Altus Power America, Inc.	Energy	L+750	1.50%	9/30/21	213	207			213	207
AM General, LLC	Capital Goods	L+725	1.00%	12/28/21			80,833	82,621	80,833	82,621
Amtek Global Technology Pte. Ltd. (GER)	Automobiles & Components	5.00%		4/1/23			60,473	57,162	60,473	57,162
Aspect Software, Inc.(4)	Software & Services	L+400, 6.5% PIK (6.5% Max PIK)		5/25/20	3,628	3,216			3,628	3,216
Aspect Software, Inc.(4)	Software & Services	L+1050	1.00%	5/25/20	680	602			680	602
Atlas Aerospace LLC	Capital Goods	L+725	1.00%	12/29/22	30,476	31,086			30,476	31,086
AVF Parent, LLC	Retailing	L+725	1.25%	3/1/24	55,770	52,703			55,770	52,703
Berner Food & Beverage, LLC	Food & Staples Retailing	L+675	1.00%	2/2/23			55,891	53,696	55,891	53,696
Blackhawk Mining, LLC	Energy	L+1050		2/26/22			3,244	3,239	3,244	3,239
Borden Dairy Co.	Food, Beverage & Tobacco	L+819	1.00%	7/6/23	70,000	68,180			70,000	68,180
Charlotte Russe, Inc.(4)	Retailing	8.50%		2/2/23			9,428	7,170	9,428	7,170
Commercial Barge Line Co.	Transportation	L+875	1.00%	11/12/20			4,174	3,599	4,174	3,599
ConnectiveRx, LLC	Health Care Equipment & Services	L+827	1.00%	11/25/21	49,384	49,488			49,384	49,488
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	11/1/21	587	587			587	587
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	11/1/21	5,283	5,283			5,283	5,283
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	10/31/23	50,372	50,372			50,372	50,372
CSafe Acquisition Co., Inc.	Capital Goods	L+725	1.00%	10/31/23	21,209	21,209			21,209	21,209
CSM Bakery Products	Food, Beverage & Tobacco	L+400	1.00%	7/3/20			1,085	1,085	1,085	1,085
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L+350	1.00%	6/29/20			3,614	3,146	3,614	3,146
Dade Paper & Bag, LLC	Capital Goods	L+700	1.00%	6/10/24	10,583	10,358			10,583	10,358
Dade Paper & Bag, LLC	Capital Goods	L+750	1.00%	6/10/24	82,975	82,975			82,975	82,975
Distribution International, Inc.	Retailing	L+500	1.00%	12/15/21			23,996	26,737	23,996	26,737
Eagle Family Foods Group LLC	Food, Beverage & Tobacco	L+650	1.00%	6/14/23	3,346	3,020			3,346	3,020
Eagle Family Foods Group LLC	Food, Beverage & Tobacco	L+650	1.00%	6/14/24	22,250	22,195	24,734	24,311	46,984	46,506
Eagleclaw Midstream Ventures, LLC	Energy	L+425	1.00%	6/24/24			1,009	1,017	1,009	1,017
Empire Today, LLC	Retailing	L+800	1.00%	11/17/22	80,565	80,968			80,565	80,968
Evergreen AcqCo 1 LP	Retailing	L+375	1.25%	7/9/19	478	470			478	470
Frontline Technologies Group, LLC	Software & Services	L+650	1.00%	9/18/23			60,373	58,586	60,373	58,586
GC Agile Intermediate Holdings Ltd.	Commercial & Professional Services	L+650		6/15/23	1,831	1,689			1,831	1,689
GC Agile Intermediate Holdings Ltd.	Commercial & Professional Services	L+650	1.00%	6/15/25	12,545	12,658			12,545	12,658
GC Agile Intermediate Holdings Ltd.	Commercial & Professional Services	L+650	1.00%	6/15/25	6,037	6,091			6,037	6,091
GC Agile Intermediate Holdings Ltd.	Commercial & Professional Services	L+650	1.00%	6/15/25	5,041	5,076			5,041	5,076
Greystone & Co, Inc.	Diversified Financials	L+800	1.00%	4/17/24			37,368	38,735	37,368	38,735
Greystone Equity Member Corp.	Diversified Financials	L+725	3.75%	4/1/26	49,307	49,430			49,307	49,430
Greystone Equity Member Corp.	Diversified Financials	L+725	3.80%	4/1/26	11,443	11,472			11,443	11,472
H.M. Dunn Co., Inc.(3)(4)	Capital Goods	L+875 PIK (L+875 Max PIK)		6/30/21	643	160			643	160
Harrison Gypsum, LLC	Materials	L+700	1.00%	4/29/24	17,089	16,917	18,566	18,382	35,655	35,299
Harrison Gypsum, LLC	Materials	L+700	1.00%	4/29/24	5,533	5,427	425	299	5,958	5,726
Hudson Technologies Co.	Commercial & Professional Services	L+1025	1.00%	10/10/23	39,287	31,122			39,287	31,122
Hunt Mortgage	Diversified Financials	L+750	1.00%	2/14/23			59,888	60,917	59,888	60,917
Icynene U.S. Acquisition Corp.	Materials	L+700	1.00%	11/30/24	29,775	29,998			29,775	29,998
Imagine Communications Corp.	Media	L+825	1.00%	4/29/20	47,196	47,196			47,196	47,196
Industrial Group Intermediate Holdings, LLC	Materials	L+800	1.25%	5/31/20	19,574	19,598			19,574	19,598
Industry City TI Lessor, L.P.	Consumer Services	10.8%, 1.0% PIK (1.0% Max PIK)		6/30/26	29,327	30,573			29,327	30,573
Integro Ltd./United States	Insurance	L+575		10/30/22			25,598	25,719	25,598	25,719
International Aerospace Coatings, Inc.	Capital Goods	L+750	1.00%	6/30/20	43,784	43,826			43,784	43,826
JAKKS Pacific, Inc.	Consumer Durables & Apparel	L+900	1.50%	6/14/21	2,274	2,271	2,527	2,524	4,801	4,795
JHT Holdings, Inc.	Capital Goods	L+850	1.00%	5/4/22			26,405	28,104	26,405	28,104
JMC Acquisition Merger Corp.	Capital Goods	L+750	1.00%	1/29/24	54,885	54,885			54,885	54,885
JMC Acquisition Merger Corp.	Capital Goods	L+750	1.00%	1/29/24	2,945	2,945			2,945	2,945
Jo-Ann Stores, Inc.	Retailing	L+500	1.00%	10/20/23			15,975	16,211	15,975	16,211
JSS Holdings, Inc.	Capital Goods	L+800, 0.0% PIK (2.5% Max PIK)	1.00%	3/31/23	109,563	115,862			109,563	115,862
Kodiak BP, LLC	Capital Goods	L+725	1.00%	12/1/24	27,588	27,555			27,588	27,555
Kodiak BP, LLC	Capital Goods	L+725	1.00%	12/1/24	58,001	57,349			58,001	57,349
Koosharem, LLC	Commercial & Professional Services	L+500	1.00%	4/18/25			2,818	2,810	2,818	2,810
Latham Pool Products, Inc.	Consumer Durables & Apparel	L+775	1.00%	6/29/21	56,183	56,183			56,183	56,183
LEAS Acquisition Co Ltd.	Capital Goods	L+750	1.00%	6/30/20	35,034	29,942			35,034	29,942
LEAS Acquisition Co Ltd.	Capital Goods	L+750	1.00%	6/30/20	9,037	9,037			9,037	9,037
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/19	8,782	8,782			8,782	8,782
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/19	1,974	1,974			1,974	1,974
Logan’s Roadhouse, Inc.(4)	Consumer Services	L+1300 PIK (L+1300 Max PIK)	1.00%	5/5/19	1,218	1,218			1,218	1,218
Matchesfashion, Ltd. (GBR)	Consumer Durables & Apparel	L+462.50		10/16/24			11,849	12,149	11,849	12,149
MB Precision Holdings LLC(3)	Capital Goods	L+725, 2.3% PIK (2.3% Max PIK)	1.25%	1/23/21	13,301	5,853			13,301	5,853
Micronics Filtration Holdings, Inc.	Capital Goods	L+850	1.25%	12/11/20	62,282	62,171			62,282	62,171
Mitel US Holdings, Inc.	Technology Hardware & Equipment	L+450		7/11/25			7,676	7,785	7,676	7,785
Murray Energy Corp.	Energy	L+900	1.00%	2/12/21	8,867	8,857	9,854	9,846	18,721	18,703
National Debt Relief, LLC	Diversified Financials	L+675	1.00%	5/31/23			22,305	22,621	22,305	22,621
National Debt Relief, LLC	Diversified Financials	L+675	1.00%	5/31/23			7,130	7,270	7,130	7,270
National Debt Relief, LLC	Diversified Financials	L+675	1.00%	5/31/23			3,749	3,801	3,749	3,801
NaviHealth, Inc.	Health Care Equipment & Services	L+500		8/1/25			11,470	11,774	11,470	11,774
NBG Home	Consumer Durables & Apparel	L+550	1.00%	4/26/24			24,913	25,604	24,913	25,604
NCI, Inc.	Software & Services	L+750	1.00%	8/15/24			82,838	83,802	82,838	83,802
Nine West Holdings	Consumer Durables & Apparel	10.00%		12/31/18			2,464	2,591	2,464	2,591
Nine West Holdings	Consumer Durables & Apparel	P+275		10/8/19			5,714	6,114	5,714	6,114
North Haven Cadence Buyer, Inc.	Consumer Services	L+500	1.00%	9/2/22	938	938			938	938
North Haven Cadence Buyer, Inc.	Consumer Services	L+823	1.00%	9/2/22	22,102	22,074			22,102	22,074
Nova Wildcat Amerock, LLC	Consumer Durables & Apparel	L+750	1.25%	9/10/19	3,177	3,177			3,177	3,177
Onvoy, LLC	Telecommunication Services	L+450	1.00%	2/10/24			1,105	1,119	1,105	1,119
Pacific Union Financial, LLC	Diversified Financials	L+750	1.00%	4/21/22			71,528	67,625	71,528	67,625
PAE Holding Corp.	Capital Goods	L+550	1.00%	10/20/22			2,494	2,513	2,494	2,513
Patriot Well Solutions, LLC	Energy	L+875	1.00%	3/31/21			4,265	4,223	4,265	4,223

					FS Investment Corporation		Corporate Capital Trust, Inc.		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Payless, Inc.	Retailing	L+870	1.00%	8/10/22			$7,079	$7,146	$7,079	$7,146
Petroplex Acidizing, Inc.	Energy	L+725, 1.75% PIK (1.75% Max PIK)	1.00%	12/5/19			22,740	22,607	22,740	22,607
Petroplex Acidizing, Inc.(3)	Energy	15.00% PIK (15.00% Max PIK)		12/5/19			13,809	11,980	13,809	11,980
PHRC License, LLC	Consumer Services	L+850	1.50%	4/28/22	$50,390	$51,901			50,390	51,901
Power Distribution, Inc.	Capital Goods	L+725	1.25%	1/25/23	29,423	29,901			29,423	29,901
Qdoba Restaurant Corp.	Consumer Services	L+700	1.00%	3/21/25			12,686	13,162	12,686	13,162
Raley’s	Food & Staples Retailing	L+525	1.00%	5/18/22			7,055	7,251	7,055	7,251
Refinitiv	Application Software	L+400		10/1/25			1,233	1,234	1,233	1,234
Reliant Acquisitions Holdings, Inc.	Health Care Equipment & Services	L+675	1.00%	8/30/24	44,769	45,033	49,747	50,044	94,516	95,077
Revere Superior Holdings, Inc.	Software & Services	L+675	1.00%	11/21/22			17,704	17,769	17,704	17,769
Revere Superior Holdings, Inc.	Software & Services	L+675	1.00%	11/21/22			64,638	65,262	64,638	65,262
Revere Superior Holdings, Inc.	Software & Services	L+675	1.00%	11/21/22			2,305	2,347	2,305	2,347
Revere Superior Holdings, Inc.	Software & Services	L+675	1.00%	11/21/22			3,074	2,507	3,074	2,507
Roadrunner Intermediate Acquisition Co., LLC	Health Care Equipment & Services	L+675	1.00%	3/15/23	33,370	31,401			33,370	31,401
Rogue Wave Software, Inc.	Software & Services	L+844	1.00%	9/25/21	40,687	40,687			40,687	40,687
Safariland, LLC	Capital Goods	L+778	1.13%	11/18/23	126,107	114,758			126,107	114,758
Savers, Inc.	Retailing	L+375	1.25%	7/9/19			10,795	10,810	10,795	10,810
Sequa Corp.	Materials	L+500	1.00%	11/28/21			25,971	25,552	25,971	25,552
Sequel Youth and Family Services, LLC	Health Care Equipment & Services	L+755	1.00%	9/1/22	94,012	95,234			94,012	95,234
Sequential Brands Group, Inc.	Consumer Durables & Apparel	L+875		2/7/24	59,529	60,620			59,529	60,620
SGS Cayman, L.P.	Commercial & Professional Services	L+538	1.00%	4/23/21	151	150	1,423	1,411	1,574	1,561
SI Group, Inc.	Materials	L+475		8/21/25			1,977	2,072	1,977	2,072
SIRVA Worldwide, Inc.	Commercial & Professional Services	L+550		8/2/25			4,154	4,232	4,154	4,232
SMART Global Holdings Inc.	Semiconductors & Semiconductor Equipment	L+625	1.00%	8/9/22			37,604	37,995	37,604	37,995
Smile Brands Group, Inc.	Health Care Equipment & Services	L+625	1.00%	8/15/22			11,783	12,006	11,783	12,006
Smile Brands Group, Inc.	Health Care Equipment & Services	L+625	1.00%	8/17/22			778	813	778	813
Sorenson Communications, Inc.	Telecommunication Services	L+575	2.25%	4/30/20	89,848	90,463			89,848	90,463
SSC (Lux) Limited S.Ã r.l.	Health Care Equipment & Services	L+750	1.00%	9/10/24	45,455	46,648			45,455	46,648
Staples Canada, ULC	Retailing	CDOR+700	1.00%	9/12/24	21,114	20,290	3,484	3,526	24,598	23,816
SunGard Availability Services Capital, Inc.	Software & Services	L+700	1.00%	9/30/21	4,262	3,993			4,262	3,993
SunGard Availability Services Capital, Inc.	Software & Services	L+1000	1.00%	10/1/22	1,874	1,931			1,874	1,931
Sutherland Global Services Inc.	Commercial & Professional Services	L+538	1.00%	4/23/21	648	643	6,113	6,061	6,761	6,704
Sweet Harvest Foods Management Co.	Food & Staples Retailing	L+675	1.00%	5/30/23			26,707	22,778	26,707	22,778
Team Health, Inc.	Health Care Equipment & Services	L+275	1.00%	2/6/24			12,254	12,304	12,254	12,304
ThermaSys Corp.	Capital Goods	L+400	1.25%	5/3/19	14,211	14,021			14,211	14,021
ThreeSixty Group	Retailing	L+700	1.00%	3/1/23			50,508	49,828	50,508	49,828
ThreeSixty Group	Retailing	L+700	1.00%	3/1/23			49,700	49,154	49,700	49,154
Trace3, LLC	Software & Services	L+675	1.00%	6/6/23	94,179	94,180			94,179	94,180
Utility One Source, LP	Capital Goods	L+550	1.00%	4/18/23			9,555	9,861	9,555	9,861
Vee Pak, Inc.	Household & Personal Products	L+675	1.00%	3/9/23			32,703	31,398	32,703	31,398
Vivint, Inc.	Commercial & Professional Services	L+500		4/1/24			22,125	22,147	22,125	22,147
VP Parent Holdings, Inc.	Software & Services	L+650	1.00%	5/22/25	52,376	52,353	58,209	58,179	110,585	110,532
VPG Metals Group LLC	Materials	L+1050	1.00%	12/30/20	108,248	108,088			108,248	108,088
Warren Resources, Inc.	Energy	L+1000, 1.0% PIK (1.0% Max PIK)	1.00%	5/22/20	700	700			700	700
Westbridge Technologies, Inc.	Technology Hardware & Equipment	L+850	1.00%	4/28/23	11,657	11,857			11,657	11,857
Wheels Up Partners, LLC	Transportation	L+850	1.00%	1/26/21			13,640	13,654	13,640	13,654
Wheels Up Partners, LLC	Transportation	L+850	1.00%	8/26/21			6,952	6,932	6,952	6,932
Wheels Up Partners, LLC	Transportation	L+710	1.00%	6/30/24			22,595	22,705	22,595	22,705
Wheels Up Partners, LLC	Transportation	L+710	1.00%	11/1/24			9,258	9,307	9,258	9,307
Wheels Up Partners, LLC	Transportation	L+710	1.00%	12/21/24			29,413	29,615	29,413	29,615
Wheels Up Partners, LLC	Transportation	L+710	1.00%	12/21/24			4,707	4,767	4,707	4,767
WireCo WorldGroup, Inc.	Capital Goods	L+500	1.00%	9/29/23			2,629	2,650	2,629	2,650
Z Gallerie, LLC(3)	Retailing	L+650	1.00%	10/8/20			30,186	13,963	30,186	13,963
Zeta Interactive Holdings Corp.	Software & Services	L+750	1.00%	7/29/22	12,909	13,167			12,909	13,167
Zeta Interactive Holdings Corp.	Software & Services	L+750	1.00%	7/29/22	2,286	2,331			2,286	2,331

Net Senior Secured Loans—First Lien					2,652,424	2,615,415	1,637,494	1,610,169	4,289,918	4,225,584
Unfunded Loan Commitments					(156,614)	(156,614)	—	—	(156,614)	(156,614)

Total Senior Secured Loans—First Lien					2,495,810	2,458,801	1,637,494	1,610,169	4,133,304	4,068,970

Senior Secured Loans—Second Lien
Abaco Systems, Inc.	Capital Goods	L+1050	1.00%	6/7/22			62,526	62,566	62,526	62,566
Access CIG, LLC	Software & Services	L+775		2/27/26			549	551	549	551
Advantage Sales & Marketing, Inc.	Commercial & Professional Services	L+650	1.00%	7/25/22			3,439	3,273	3,439	3,273
Agro Merchants Global LP (CYM)	Transportation	L+800	1.00%	11/30/25			14,653	14,839	14,653	14,839
Albany Molecular Research, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	L+700	1.00%	8/28/25			8,318	8,303	8,318	8,303
Ammeraal Beltech Holding BV	Capital Goods	L+800		9/28/26	10,506	10,506	29,400	29,400	39,906	39,906
Amtek Global Technology Pte. Ltd. (GER)(5)	Automobiles & Components	5.00%		4/1/23			40,315	38,108	40,315	38,108
Arena Energy, LP	Energy	L+900, 4.0% PIK (4.0% Max PIK)	1.00%	1/24/21	8,535	8,535			8,535	8,535
Belk, Inc.	Retailing	10.50%		6/12/23			98,170	85,465	98,170	85,465
Bellatrix Exploration Ltd.	Energy	8.50%		7/26/23	4,002	3,983			4,002	3,983
Bellatrix Exploration Ltd.	Energy	8.50%		7/26/23	936	938			936	938
Bellatrix Exploration Ltd.	Energy	8.50%		7/26/23	1,560	1,564			1,560	1,564
Byrider Finance, LLC	Automobiles & Components	L+1000, 0.5% PIK (4.0% Max PIK)	1.25%	8/22/20	17,794	17,416			17,794	17,416
Chisholm Oil and Gas Operating, LLC	Energy	L+800	1.00%	3/21/24	16,000	15,883			16,000	15,883
CommerceHub, Inc.	Software & Services	L+775		5/21/26			67,255	67,584	67,255	67,584
CTI Foods Holding Co., LLC	Food, Beverage & Tobacco	L+725	1.00%	6/28/21			23,071	9,868	23,071	9,868
Culligan International Co.	Household & Personal Products	L+850	1.00%	12/13/24			65,357	66,281	65,357	66,281
Direct ChassisLink, Inc.	Transportation	L+600		6/15/23			1,345	1,330	1,345	1,330
EaglePicher Technologies, LLC	Capital Goods	L+725		3/8/26			2,949	2,973	2,949	2,973
Emerald Performance Materials, LLC	Materials	L+775	1.00%	8/1/22			2,036	2,048	2,036	2,048
Excelitas Technologies Corp.	Technology Hardware & Equipment	L+750	1.00%	12/1/25			7,472	7,460	7,472	7,460
FleetPride Corporation	Capital Goods	L+900	1.25%	5/19/23			18	19	18	19
Grocery Outlet, Inc.	Food & Staples Retailing	L+825	1.00%	10/21/22			15,036	15,423	15,036	15,423
Gruden Acquisition, Inc.	Transportation	L+850	1.00%	8/18/23	14,532	15,000			14,532	15,000
Higginbotham Insurance Agency, Inc.	Insurance	L+725	1.00%	12/19/25			18,532	18,693	18,532	18,693
Integro Ltd/United States	Insurance	L+925		6/8/25			4,732	4,773	4,732	4,773
Invictus	Materials	L+675		3/30/26			3,412	3,363	3,412	3,363
iParadigms Holdings, LLC	Software & Services	L+725	1.00%	7/29/22			21,766	21,814	21,766	21,814
Jo-Ann Stores, Inc.	Retailing	L+925	1.00%	5/21/24			601	605	601	605
LBM Borrower, LLC	Capital Goods	L+925	1.00%	8/20/23	19,036	19,271	21,153	21,415	40,189	40,686
Logan’s Roadhouse, Inc.(3)(4)	Consumer Services	L+850 PIK (L+850 Max PIK)	1.00%	11/23/20	22,092	6,117			22,092	6,117
MedAssets, Inc.	Health Care Equipment & Services	L+975	1.00%	4/20/23			61,589	63,945	61,589	63,945
Misys, Ltd. (GBR)	Software & Services	L+725	1.00%	6/13/25			8,347	8,348	8,347	8,348
NBG Home	Consumer Durables & Apparel	L+975	1.00%	9/30/24			33,758	34,582	33,758	34,582
NEP Broadcasting, LLC	Media & Entertainment	L+700	1.00%	1/23/23			5,996	5,978	5,996	5,978
One Call Corp.	Health Care Equipment & Services	L+375, 6.0% PIK (6.0% Max PIK)		4/11/24	4,056	4,038	25,127	25,023	29,183	29,061
P2 Energy Solutions, Inc.	Software & Services	L+800	1.00%	4/30/21			70,407	66,944	70,407	66,944
Peak 10 Holding Corp.	Telecommunication Services	L+725	1.00%	8/1/25			187	186	187	186
Petrochoice Holdings, Inc.	Capital Goods	L+875	1.00%	8/21/23			63,611	64,570	63,611	64,570
Plaskolite, LLC	Materials	L+800	1.00%	11/3/23			52,753	53,550	52,753	53,550
Polyconcept North America, Inc.	Consumer Durables & Apparel	L+1000	1.00%	2/16/24			28,835	30,257	28,835	30,257
Sequa Corp.	Materials	L+900	1.00%	4/28/22			21,858	21,734	21,858	21,734
SIRVA Worldwide, Inc.	Commercial & Professional Services	L+950		8/2/26			3,507	3,521	3,507	3,521
SMG/PA	Consumer Services	L+700		1/23/26			1,278	1,275	1,278	1,275
Sparta Systems, Inc.	Software & Services	L+825	1.00%	7/27/25			34,589	33,218	34,589	33,218
Spencer Gifts LLC	Retailing	L+825	1.00%	6/29/22	29,919	22,575			29,919	22,575

					FS Investment Corporation		Corporate Capital Trust, Inc.		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Ultimate Baked Goods Midco LLC	Food & Staples Retailing	L+800	1.00%	8/9/26	$14,604	$14,575	$16,226	$16,197	$30,830	$30,772
Vestcom International, Inc.	Consumer Services	L+825	1.00%	12/31/24			69,834	71,186	69,834	71,186
WireCo WorldGroup, Inc.	Capital Goods	L+900	1.00%	9/30/24			12,203	12,375	12,203	12,375

Total Senior Secured Loans—Second Lien					163,572	140,401	1,022,210	999,043	1,185,782	1,139,444
Unfunded Loan Commitments					(1,560)	(1,560)	—	—	(1,560)	(1,560)

Net Senior Secured Loans—Second Lien					162,012	138,841	1,022,210	999,043	1,184,222	1,137,884

Senior Secured Bonds and Other Senior Secured Debt
Advanced Lighting Technologies, Inc.(3)(4)	Materials	L+700, 10.0% PIK (10.0% Max PIK)	1.00%	10/4/23	23,580	11,224			23,580	11,224
Alliant Holdings I, Inc.	Insurance	8.25%		8/1/23			1,577	1,581	1,577	1,581
Angelica Corp.	Health Care Equipment & Services	10.00% PIK (10.00% Max PIK)		12/30/22			37,189	33,210	37,189	33,210
Artesyn Technologies, Inc.	Technology Hardware & Equipment	9.75%		10/15/20			20,579	20,019	20,579	20,019
Avantor, Inc.	Pharmaceuticals, Biotechnology & Life Sciences	6.00%		10/1/24			10,407	10,429	10,407	10,429
Black Swan Energy Ltd.	Energy	9.00%		1/20/24	6,000	6,000			6,000	6,000
Boyne USA, Inc.	Consumer Services	7.25%		5/1/25			5,256	5,435	5,256	5,435
Cleaver-Brooks Inc.	Capital Goods	7.88%		3/1/23			12,277	12,353	12,277	12,353
Cornerstone Chemical Co.	Materials	6.75%		8/15/24			11,228	11,163	11,228	11,163
Direct ChassisLink, Inc.	Transportation	10.00%		6/15/23			14,851	14,938	14,851	14,938
DJO Finance, LLC	Health Care Equipment & Services	8.13%		6/15/21			17,687	19,063	17,687	19,063
FourPoint Energy, LLC	Energy	9.00%		12/31/21	72,765	75,561			72,765	75,561
Genesys Telecommunications Laboratories, Inc.	Technology Hardware & Equipment	10.00%		11/30/24			20,968	20,938	20,968	20,938
JW Aluminum Co.(5)	Materials	10.25%		6/1/26	36,481	36,526			36,481	36,526
Maxim Crane Works LP / Maxim Finance Corp.	Capital Goods	10.13%		8/1/24			996	987	996	987
Mood Media Corp.(4)	Media	L+1400 PIK (L+1400 Max PIK)	1.00%	6/28/24	26,491	26,584			26,491	26,584
PAREXEL International Corp.	Pharmaceuticals, Biotechnology & Life Sciences	6.38%		9/1/25			1,292	1,271	1,292	1,271
Pattonair Holdings, Ltd.	Capital Goods	9.00%		11/1/22			8,497	8,642	8,497	8,642
Ply Gem Holdings, Inc.	Capital Goods	8.00%		4/15/26			5,249	5,287	5,249	5,287
RedPrairie Corp.	Software & Services	7.38%		10/15/24			1,073	1,075	1,073	1,075
Rockport (Relay)(3)(4)	Consumer Durables & Apparel	15.00% PIK (15.00% Max PIK)		7/31/22			30,920	10,115	30,920	10,115
Sorenson Communications, Inc.	Telecommunication Services	9.0%, 0.0% PIK (9.0% Max PIK)		10/31/20	19,571	19,699			19,571	19,699
Sunnova Energy Corp.	Energy	6.0%, 6.0% PIK (6.0% Max PIK)		1/24/19	830	829			830	829
Surgery Partners Holdings, LLC	Health Care Equipment & Services	8.88%		4/15/21			491	501	491	501
Velvet Energy Ltd.	Energy	9.00%		10/5/23	7,500	7,837			7,500	7,837
Vivint, Inc.	Commercial & Professional Services	7.88%		12/1/22			8,683	8,985	8,683	8,985
Vivint, Inc.	Commercial & Professional Services	7.63%		9/1/23			11,620	10,356	11,620	10,356

Total Senior Secured Bonds and Other Senior Secured Debt					193,218	184,260	220,840	196,348	414,058	380,608

Subordinated Debt
Alion Science & Technology Corp.	Capital Goods	11.00%		8/1/22			67,919	67,170	67,919	67,170
Alion Science & Technology Corp.	Capital Goods	11.00%		8/31/22			21,824	21,693	21,824	21,693
Aurora Diagnostics, LLC	Health Care Equipment & Services	12.3%, 1.5% PIK (1.5% Max PIK)		1/15/20	14,341	13,805			14,341	13,805
Byrider Holding Corp.	Automobiles & Components	20.0% PIK (20.0% Max PIK)		4/1/22	875	875			875	875
CEC Entertainment, Inc.	Consumer Services	8.00%		2/15/22	5,007	4,581			5,007	4,581
ClubCorp Club Operations, Inc.	Consumer Services	8.50%		9/15/25			23,107	22,256	23,107	22,256
DEI Sales, Inc.	Consumer Durables & Apparel	9.0%, 4.0% PIK (4.0% Max PIK)		2/28/23	68,950	69,030			68,950	69,030
Exemplis Corp.	Commercial & Professional Services	L+700, 4.00% PIK (4.00% Max PIK)		3/23/20			5,880	5,880	5,880	5,880
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/30/25	950	941			950	941
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/30/25	6,035	5,983			6,035	5,983
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/3/25	1,247	1,235			1,247	1,235
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		9/29/25	1,174	1,162			1,174	1,162
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/4/25	86,666	85,691			86,666	85,691
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/9/25	14,174	14,015			14,174	14,015
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		1/29/26	7,422	7,339			7,422	7,339
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		4/14/26	15,173	15,002			15,173	15,002
Global Jet Capital Inc.	Commercial & Professional Services	15.0% PIK (15.0% Max PIK)		12/2/26	14,893	14,707			14,893	14,707
Greystone Mezzanine Equity Member Corp.	Diversified Financials	L+650	4.50%	9/15/25	20,250	19,997			20,250	19,997
Hilding Anders (SWE)(5)	Consumer Durables & Apparel	13.00% PIK (13.00% Max PIK)		6/30/21			117,078	85,952	117,078	85,952
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/22			507	893	507	893
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/23			939	—	939	—
Hilding Anders (SWE)(3)(5)	Consumer Durables & Apparel	18.00% PIK (18.00% Max PIK)		12/31/24			12,851	12,141	12,851	12,141
Home Partners of America, Inc.(4)	Real Estate	L+625	1.00%	10/8/22			42,234	42,692	42,234	42,692
Hub International, Ltd.	Insurance	7.00%		5/1/26			1,818	1,827	1,818	1,827
Imagine Communications Corp.	Media	12.5% PIK (12.5% Max PIK)		10/5/18	725	692			725	692
Ken Garff Automotive, LLC	Retailing	7.50%		8/15/23			5,447	5,651	5,447	5,651
Kenan Advantage Group, Inc.	Transportation	7.88%		7/31/23			5,100	5,269	5,100	5,269
P.F. Chang’s China Bistro, Inc.	Consumer Services	10.25%		6/30/20	4,294	4,097			4,294	4,097
Quorum Health Corp.	Health Care Equipment & Services	11.63%		4/15/23	422	424	3,890	3,920	4,312	4,344
S1 Blocker Buyer Inc.	Commercial & Professional Services	10.0% PIK (10.0% Max PIK)		10/31/22	114	114			114	114
Sorenson Communications, Inc.	Telecommunication Services	13.9%, 0.0% PIK (13.9% Max PIK)		10/31/21	14,542	15,916			14,542	15,916
SRS Distribution, Inc.	Capital Goods	8.25%		7/1/26			16,905	16,760	16,905	16,760
SunGard Availability Services Capital, Inc.	Software & Services	8.75%		4/1/22	8,969	5,196			8,969	5,196
Surgery Center Holdings, Inc.	Health Care Equipment & Services	6.75%		7/1/25			8,024	8,092	8,024	8,092
Team Health, Inc.	Health Care Equipment & Services	6.38%		2/1/25			2,255	2,172	2,255	2,172
ThermaSys Corp.(3)	Capital Goods	6.5%, 5.0% PIK (5.0% Max PIK)		5/3/20	150,818	72,393			150,818	72,393
Vertiv Group Corp.	Technology Hardware & Equipment	9.25%		10/15/24			23,258	24,099	23,258	24,099
Vivint, Inc.	Commercial & Professional Services	8.75%		12/1/20			3,773	4,016	3,773	4,016
VPG Metals Group LLC	Materials	13.0% PIK (13.0% Max PIK)		12/30/20	2,469	2,046			2,469	2,046

Total Subordinated Debt					439,510	355,241	362,809	330,483	802,319	685,724
Unfunded Debt Commitments					(20,250)	(20,250)	—	—	(20,250)	(20,250)

Net Subordinated Debt					419,260	334,991	362,809	330,483	782,069	665,474

Asset Based Finance
AMPLIT JV LP, Limited Partnership Interest	Diversified Financials						7,137	2,146	7,137	2,146
Bank of Ireland (IRL)	Banks	L+1185		12/4/27			15,105	15,269	15,105	15,269
Central Park Leasing Aggregator, L.P. (LUX), Partnership Interest	Capital Goods	29.19%		5/31/23			47,797	68,038	47,797	68,038
Comet Aircraft SARL (LUX), Common Shares(5)	Capital Goods	8.08%		2/28/22			34,518	32,124	34,518	32,124
KKR Zeno Aggregator, LP (IRL)	Capital Goods						30,501	30,501	30,501	30,501
LSF IX Java Investments Ltd. (IRL)	Diversified Financials	E+365		12/3/19			58,001	64,304	58,001	64,304
Montgomery Credit Holdings, LP, Membership Interest	Diversified Financials						10,395	9,495	10,395	9,495
MP4 2013-2A Class Subord. B	Diversified Financials	21.25%		7/25/29	11,917	11,650			11,917	11,650
Neos SPV I (NLD)	Diversified Financials						2,703	2,692	2,703	2,692
NewStar Clarendon 2014-1A Class D	Diversified Financials	L+435		1/25/27	1,490	1,564			1,490	1,564
NewStar Clarendon 2014-1A Class Subord. B	Diversified Financials	9.66%		1/25/27	11,572	12,190			11,572	12,190
Orchard Marine, Ltd. (VGB), Class B Common Stock(4)	Transportation						3,069	—	3,069	—
Orchard Marine, Ltd. (VGB), Series A Preferred Stock(4)	Transportation						57,963	32,733	57,963	32,733
Rampart CLO 2007 1A Class Subord.	Diversified Financials	0.00%		10/25/21	216	436			216	436
Star Mountain SMB Multi-Manager Credit Platform, LP, Limited Partnership Interest	Diversified Financials						59,352	73,199	59,352	73,199
Toorak Capital Partners, LLC, Membership Interest(5)	Diversified Financials						11,534	13,277	11,534	13,277
Toorak Capital Partners, LLC, Membership Interest(5)	Diversified Financials						75,562	86,980	75,562	86,980
Wind River CLO Ltd. 2012 1A Class Subord. B	Diversified Financials	18.36%		1/15/26	21,527	24,523			21,527	24,523

Total Asset Based Finance					46,722	50,363	413,637	430,758	460,359	481,121

Strategic Credit Opportunities Partners, LLC
Strategic Credit Opportunities Partners, LLC(5)	Diversified Financials						294,028	307,458	294,028	307,458

Total Strategic Credit Opportunities Partners, LLC					—	—	294,028	307,458	294,028	307,458

					FS Investment Corporation		Corporate Capital Trust, Inc.		Pro Forma Combined
Portfolio Company(1)	Industry	Rate*	Floor	Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Equity/Other
5 Arches, LLC, Common Equity	Diversified Financials				$394	$800			$394	$800
Advanced Lighting Technologies, Inc., Common Equity(4)	Materials				16,520	—			16,520	—
Advanced Lighting Technologies, Inc., Warrants(4)	Materials			10/4/27	86	—			86	—
Alion Science & Technology Corp., Class A Membership Interest	Capital Goods						$7,350	$7,373	7,350	7,373
AltEn, LLC, Membership Units	Energy						2,955	—	2,955	—
Altus Power America Holdings, LLC, Common Equity	Energy				462	69			462	69
Altus Power America Holdings, LLC, Preferred Equity	Energy	9.0%, 5.0% PIK		10/3/23	1,037	1,000			1,037	1,000
Amtek Global Technology Pte, Ltd. (GER), Ordinary Shares(5)	Automobiles & Components						30,687	28,037	30,687	28,037
Amtek Global Technology Pte, Ltd. (SGP), Trade Claim(5)	Automobiles & Components						3,016	2,669	3,016	2,669
Angelica Corp., Limited Partnership Interest	Health Care Equipment & Services						47,562	1,333	47,562	1,333
APP Holdings, LP, Warrants	Capital Goods			5/25/26	2,545	—			2,545	—
Ascent Resources Utica Holdings, LLC, Common Equity	Energy				29,100	30,976			29,100	30,976
ASG Everglades Holdings, Inc., Common Equity(4)	Software & Services				36,422	88,290			36,422	88,290
ASG Everglades Holdings, Inc., Warrants(4)	Software & Services			6/27/22	6,542	7,001			6,542	7,001
Aspect Software Parent, Inc., Common Equity(4)	Software & Services				10,546	—			10,546	—
Aurora Diagnostics Holdings, LLC, Warrants	Health Care Equipment & Services			5/25/27	1,671	2,377			1,671	2,377
Belk, Inc., Units	Retailing						7,846	8,244	7,846	8,244
Byrider Holding Corp., Common Equity	Automobiles & Components				—	—			—	—
Cengage Learning Holdings II, LP, Common Stock	Media & Entertainment						7,529	3,588	7,529	3,588
Charlotte Russe, Inc., Common Stock(4)	Retailing						12,478	—	12,478	—
Chisholm Oil and Gas, LLC, Series A Units	Energy				75	70			75	70
CSF Group Holdings, Inc., Common Equity	Capital Goods				391	430			391	430
Eastman Kodak Co., Common Equity	Consumer Durables & Apparel				1,203	192			1,203	192
Escape Velocity Holdings, Inc., Common Equity	Software & Services				193	743			193	743
FourPoint Energy, LLC, Common Equity, Class C-II-A Units	Energy				21,000	5,933			21,000	5,933
FourPoint Energy, LLC, Common Equity, Class D Units	Energy				2,601	1,122			2,601	1,122
FourPoint Energy, LLC, Common Equity, Class E-II Units	Energy				12,006	13,507			12,006	13,507
FourPoint Energy, LLC, Common Equity, Class E-III Units	Energy				17,719	20,022			17,719	20,022
Fronton Investor Holdings, LLC, Class B Units(4)	Consumer Services				6,793	22,713			6,793	22,713
Genesys Telecommunications Laboratories, Inc., Class A shares	Technology Hardware & Equipment						—	3	—	3
Genesys Telecommunications Laboratories, Inc., Class A1-A5 shares	Technology Hardware & Equipment						120	745	120	745
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	Technology Hardware & Equipment						—	3	—	3
Genesys Telecommunications Laboratories, Inc., Ordinary Shares	Technology Hardware & Equipment						—	—	—	—
Genesys Telecommunications Laboratories, Inc., Preferred Shares	Technology Hardware & Equipment						—	80	—	80
Global Jet Capital Holdings, LP, Preferred Equity	Commercial & Professional Services				42,281	15,433			42,281	15,433
H.I.G. Empire Holdco, Inc., Common Equity	Retailing				1,118	1,155			1,118	1,155
Harvest Oil & Gas Corp., Common Equity	Energy				161	147			161	147
Harvey Holdings, LLC, Common Equity	Capital Goods				2,333	6,008			2,333	6,008
Hilding Anders (SWE), Arle PIK Interest(3)	Consumer Durables & Apparel	12.00% PIK (12.00% Max PIK)		12/31/22			—	—	—	—
Hilding Anders (SWE), Class A Common Stock	Consumer Durables & Apparel						132	—	132	—
Hilding Anders (SWE), Class B Common Stock	Consumer Durables & Apparel						25	—	25	—
Hilding Anders (SWE), Class C Common Stock	Consumer Durables & Apparel						—	—	—	—
Hilding Anders (SWE), Equity Options	Consumer Durables & Apparel			12/31/20			14,988	4,501	14,988	4,501
HM Dunn Aerosystems, Inc., Preferred Equity, Series A(4)	Capital Goods				—	—			—	—
HM Dunn Aerosystems, Inc., Preferred Equity, Series B(4)	Capital Goods				—	—			—	—
Home Partners of America, Inc., Common Stock(4)	Real Estate						101,876	139,655	101,876	139,655
Home Partners of America, Inc., Warrants(4)	Real Estate			8/7/24			292	1,384	292	1,384
Imagine Communications Corp., Common Equity, Class A Units	Media				3,783	8			3,783	8
Industrial Group Intermediate Holdings, LLC, Common Equity	Materials				441	397			441	397
International Aerospace Coatings, Inc., Common Equity	Capital Goods				464	—			464	—
International Aerospace Coatings, Inc., Preferred Equity	Capital Goods				1,303	406			1,303	406
JMC Acquisition Holdings, LLC, Common Equity	Capital Goods				483	560			483	560
Jones Apparel Holdings, Inc., Common Stock	Consumer Durables & Apparel						872	—	872	—
JSS Holdco, LLC, Net Profits Interest	Capital Goods				—	1,095			—	1,095
JW Aluminum Co., Common Equity(5)	Materials				—	6,591			—	6,591
JW Aluminum Co., Preferred Equity(5)	Materials	12.5% PIK		11/17/25	72,297	62,128			72,297	62,128
Keystone Australia Holdings, Pty. Ltd. (AUS), Residual Claim	Consumer Services						7,682	412	7,682	412
KKR BPT Holdings Aggregator, LLC, Membership Interest(5)	Diversified Financials						16,000	2,993	16,000	2,993
MB Precision Investment Holdings LLC, Class A-2 Units	Capital Goods				490	—			490	—
Micronics Filtration Holdings, Inc., Common Equity	Capital Goods				553	332			553	332
Micronics Filtration Holdings, Inc., Preferred Equity, Series A	Capital Goods				553	972			553	972
Micronics Filtration Holdings, Inc., Preferred Equity, Series B	Capital Goods				229	277			229	277
Mood Media Corp., Common Equity(4)	Media				11,804	17,682			11,804	17,682
NBG Home, Common Stock	Consumer Durables & Apparel						2,565	3,057	2,565	3,057
Nine West Holdings, Inc., Common Stock	Consumer Durables & Apparel						6,542	—	6,542	—
North Haven Cadence TopCo, LLC, Common Equity	Consumer Services				1,042	1,641			1,042	1,641
PDI Parent LLC, Common Equity	Capital Goods				1,385	1,142			1,385	1,142
Petroplex Acidizing, Inc., Warrants	Energy			12/29/26			—	—	—	—
Polyconcept North America, Inc., Class A-1 Units	Consumer Durables & Apparel						2,938	4,409	2,938	4,409
Proserv Acquisition, LLC (GBR), Class A Common Units(4)	Energy						33,547	15,256	33,547	15,256
Proserv Acquisition, LLC (GBR), Class A Preferred Units(4)	Energy						5,392	9,609	5,392	9,609
Ridgeback Resources Inc., Common Equity	Energy				1,997	2,244			1,997	2,244
Roadhouse Holding Inc., Common Equity(4)	Consumer Services				6,932	—			6,932	—
Rockport (Relay), Class A Units	Consumer Durables & Apparel						—	—	—	—
S1 Blocker Buyer Inc., Common Equity	Commercial & Professional Services				568	918			568	918
Safariland, LLC, Common Equity	Capital Goods				2,500	3,256			2,500	3,256
Safariland, LLC, Warrants	Capital Goods			7/27/18	246	258			246	258
Safariland, LLC, Warrants	Capital Goods			9/20/19	227	333			227	333
Sentry Holdings, Ltd. (JEY), Common Shares A	Insurance						—	—	—	—
Sentry Holdings, Ltd. (JEY), Preferred B Shares	Insurance						9,065	8,499	9,065	8,499
Sequential Brands Group, Inc., Common Equity	Consumer Durables & Apparel				2,790	345			2,790	345
Sorenson Communications, Inc., Common Equity	Telecommunication Services				—	38,052			—	38,052
SSC Holdco Limited, Common Equity	Health Care Equipment & Services				2,273	2,671			2,273	2,671
Stuart Weitzman, Inc., Common Stock	Consumer Durables & Apparel						—	—	—	—
Sunnova Energy Corp., Common Equity	Energy				722	—			722	—
Sunnova Energy Corp., Preferred Equity	Energy				187	203			187	203
The Brock Group, Inc., Common Equity	Energy				3,652	—			3,652	—
ThermaSys Corp., Common Equity	Capital Goods				1	—			1	—
ThermaSys Corp., Preferred Equity	Capital Goods				5,181	—			5,181	—
Towergate (GBR), Ordinary Shares	Insurance						173	162	173	162
Viper Holdings, LLC, Series I Units	Consumer Durables & Apparel				509	850			509	850
Viper Holdings, LLC, Series II Units	Consumer Durables & Apparel				522	871			522	871
Viper Parallel Holdings LLC, Class A Units	Consumer Durables & Apparel				1,070	1,786			1,070	1,786
VPG Metals Group LLC, Class A-2 Units	Materials				3,638	2,273			3,638	2,273
Warren Resources, Inc., Common Equity	Energy				534	431			534	431
Zeta Interactive Holdings Corp., Preferred Equity, Series E-1	Software & Services				1,714	2,222			1,714	2,222
Zeta Interactive Holdings Corp., Preferred Equity, Series F	Software & Services				1,714	1,973			1,714	1,973
Zeta Interactive Holdings Corp., Warrants	Software & Services			4/20/27	—	91			—	91

Total Equity/Other					345,003	369,996	321,632	242,012	666,635	612,008

Total Investments before Pro Forma Adjustments					$3,662,025	$3,537,252	$4,272,650	$4,116,271	$7,934,675	$7,653,523
Pro Forma Adjustments:
Estimated Purchase Price Allocation Adjustment(2)										(711,394)

Total Investments					$3,662,025	$3,537,252	$4,272,650	$4,116,271	$7,934,675	$6,942,129

(1)	Security may be an obligation of one or more entities affiliated with the named company.
(2)

Upon consummation of the Merger and in accordance with ASC 805-50, Business Combinations—Related Issues, FSIC will be required to allocate the purchase price of CCT’s assets based on FSIC’s estimate of fair value and record such fair value as the initial fair value of each such investment in FSIC’s financial statements. FSIC determined that the aggregate adjustment to CCT’s investments approximates $711,394. As a result, such adjustment has been reflected in a single line item entitled “Estimated Purchase Price Allocation Adjustment.” A final determination of the fair value of CCT’s investments will be made after the Merger is completed and, as a result, the actual amount of this adjustment may vary from the preliminary amount set forth herein. Thus, the information set forth in the columns reflect historical amounts and have not been individually adjusted to reflect the Estimated Purchase Price Allocation Adjustment.

(3)	Asset is on non-accrual status.
(4)

FSK is deemed to be an “affiliated person” of the portfolio company. Under the Investment Company Act of 1940, as amended, the combined company generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

(5)

FSK is deemed to be an “affiliated person” of and deemed to control the portfolio company. Under the Investment Company Act of 1940, as amended, the combined company generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company.

*	PIK means paid-in-kind